                                                                   EXHIBIT 99.1



                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.                      Case No.            01-11628 (PJW) Jointly Administered
       -------------------------                                          -----------------------------------

                                                      Reporting periods:  December 17, 2001 - July 31, 2002
                                                                          -----------------------------------
                                     MONTHLY OPERATING REPORT

-----------------------------------------------------------------------------------------------------
                                                                            DOCUMENT    EXPLANATION
                   REQUIRED DOCUMENTS                    FORM NO.           ATTACHED     ATTACHED
-----------------------------------------------------------------------------------------------------
Schedule of Cash Disbursements                           MOR-1 (a)             X
-----------------------------------------------------------------------------------------------------
  Summary of bank and investment accounts                MOR-1 (b)             X
-----------------------------------------------------------------------------------------------------
  Detail disbursements by legal entity                                     Exhibit B
-----------------------------------------------------------------------------------------------------
Unaudited Consolidated Statements of Operations           MOR-2                X
-----------------------------------------------------------------------------------------------------
  Unaudited consolidating statements of operations                         Exhibit A
-----------------------------------------------------------------------------------------------------
Unaudited Consolidated Balance Sheet                      MOR-3                X
-----------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Accounts Payable           MOR-4                X
-----------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging              MOR-5                X
-----------------------------------------------------------------------------------------------------
Debtors Questionnaire                                     MOR-5                X
-----------------------------------------------------------------------------------------------------
Copies of IRS Form 941                                                     Exhibit C
-----------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.




----------------------------------------------                 ------------------------------------------------------
Signature of Debtor                                            Date



----------------------------------------------                 ------------------------------------------------------
Signature of Joint Debtor                                      Date



/s/ Ezra Shashoua                                              August 20, 2002
----------------------------------------------                 ------------------------------------------------------
Signature of Authorized Individual                             Date



Ezra Shashoua                                                  Executive Vice President and Chief Financial Officer
----------------------------------------------                 ------------------------------------------------------
Printed Name of Authorized Individual                          Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.                      Case No.            01-11628 (PJW) Jointly Administered
       -------------------------                                          -----------------------------------

                                                      Reporting periods:  December 17, 2001 - July 31, 2002
                                                                          -----------------------------------

                      MOR - 1 (a) -- SCHEDULE OF CASH DISBURSEMENTS
                                     DOLLARS IN THOUSANDS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      TOTAL
                                                             TOTAL               LESS               PLUS         DISBURSEMENTS FOR
                                            TOTAL         DISBURSEMENTS    TRANSFERS TO DEBTOR   DISBURSEMENTS    CALCULATING U.S.
                                         DISBURSEMENTS  CUMULATIVE FILING     IN POSSESSION     MADE BY OUTSIDE  TRUSTEE QUARTERLY
       LEGAL ENTITY           CASE NO.   CURRENT MONTH       TO DATE            ACCOUNTS            SOURCES            FEES
-----------------------------------------------------------------------------------------------------------------------------------
NationsRent, Inc.             01-11628      $35,402          $152,421             $  --             $  --            $152,421
-----------------------------------------------------------------------------------------------------------------------------------
NationsRent USA, Inc.         01-11629       13,048            89,486                --                --              89,486
-----------------------------------------------------------------------------------------------------------------------------------
NationsRent Transportation
  Services, Inc.              01-11630           --                --                --                --                  --
-----------------------------------------------------------------------------------------------------------------------------------
NR Delaware, Inc.             01-11631           --                --                --                --                  --
-----------------------------------------------------------------------------------------------------------------------------------
NRGP, Inc.                    01-11632           --                --                --                --                  --
-----------------------------------------------------------------------------------------------------------------------------------
NationsRent West, Inc.        01-11633        2,745            21,095                --                --              21,095
-----------------------------------------------------------------------------------------------------------------------------------
Logan Equipment Corp.         01-11634          572             3,951                --                --               3,951
-----------------------------------------------------------------------------------------------------------------------------------
NR Dealer, Inc.               01-11635           --                --                --                --                  --
-----------------------------------------------------------------------------------------------------------------------------------
NR Franchise Company          01-11636           --                --                --                --                  --
-----------------------------------------------------------------------------------------------------------------------------------
BDK Equipment Company, Inc.   01-11637          100               651                --                --                 651
-----------------------------------------------------------------------------------------------------------------------------------
NationsRent of Texas, LP      01-11638        5,971            40,669                --                --              40,669
-----------------------------------------------------------------------------------------------------------------------------------
NationsRent of Indiana, LP    01-11639          827             5,574                --                --               5,574
-----------------------------------------------------------------------------------------------------------------------------------
  Total                                     $58,665          $313,847             $  --             $  --            $313,847
-----------------------------------------------------------------------------------------------------------------------------------

Note: A detailed listing of disbursements for the current month, by legal entity, is attached in Exhibit B.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.                      Case No.            01-11628 (PJW) Jointly Administered
       -------------------------                                          -----------------------------------

                                                      Reporting periods:  December 17, 2001 - July 31, 2002
                                                                          -----------------------------------

                             MOR-1 (b)    -- SUMMARY OF BANK AND INVESTMENT ACCOUNTS
                                               DOLLARS IN THOUSANDS

-----------------------------------------------------------------------------------------------------------------------
                                                                                     BOOK BALANCE
                                                                                       AT END OF            DATE
                                                                          ACCOUNT      REPORTING         RECONCILED
                LEGAL ENTITY                   FINANCIAL INSTITUTION      NUMBER         PERIOD            THROUGH
-----------------------------------------------------------------------------------------------------------------------
NationsRent of Texas, LP - Case No. 01-11638   Bank of America, N.A.       2985            554           30-Jun-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "   "     "         "              Bank of America, N.A.       8471             96           30-Jun-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "   "     "         "              Bank of America, N.A.       1662             --           31-Jul-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "   "     "         "              Bank One, TX                3689             43           30-Jun-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "   "     "         "              Crosby State Bank           2226              1           30-Jun-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "   "     "         "              Pioneer National Bank       0282             32           30-Jun-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "   "     "         "              Texas Gulf Bank             9527              2           30-Jun-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "   "     "         "              Fleet Bank                  5699             --               new
-----------------------------------------------------------------------------------------------------------------------
     "      "   "     "         "              Petty and counter cash       NA             107
-----------------------------------------------------------------------------------------------------------------------
   Total                                                                                   835
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
NationsRent USA, Inc. - Case No. 01-11629      Bank of America, N.A.       1675             --           31-Jul-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "   "               "              Bank of America, N.A.       1727            185           30-Jun-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "   "               "              Bank of America, N.A.       6826             --           31-Jul-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "   "               "              Bank of America, N.A.       9071           (834)          30-Jun-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "   "               "              Bank of America, N.A.       9084          1,209           31-Jul-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "   "               "              Bank of America, N.A.       1701            288           31-Jul-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "   "               "              Bank of America, N.A.       1730            123           30-Jun-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "   "               "              Bank of America, N.A.       1743             (6)          31-Jul-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "   "               "              Bank of Utah                5545             23           30-Jun-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "   "               "              Bank One, LA                0427            (19)          30-Jun-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "   "               "              Bank One, OH                1964             39           31-Jul-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "   "               "              Fifth Third Bank            7547            501           31-Jul-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "   "               "              Huntington Bank             6483             22           31-Jul-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "   "               "              Provident Bank              1778              6           31-Jul-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "   "               "              Regions Bank                5785             42           31-Jul-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "   "               "              Wells Fargo Bank            4811             97           30-Jun-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "   "               "              Fifth Third Bank            5838            311           31-Jul-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "   "               "              Fleet Bank                  5478            (57)          30-Jun-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "   "               "              National City Bank, PA      4092             25           31-Jul-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "   "               "              Fleet Bank                  5672             --               new
-----------------------------------------------------------------------------------------------------------------------
     "      "   "               "              Petty and counter cash       NA             182
-----------------------------------------------------------------------------------------------------------------------
   Total                                                                                 2,137
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
NationsRent West, Inc. - Case No. 01-11633     Bank of America, N.A.       1840             --           31-Jul-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "   "               "              Bank of America, N.A.       1659             66           30-Jun-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "   "               "              Bank of America, N.A.       9097             --           31-Jul-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "   "               "              Bank of America, N.A.       9107             84           30-Jun-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "   "               "              Fleet Bank                  5701             --              new
-----------------------------------------------------------------------------------------------------------------------
     "      "   "               "              Petty and counter cash       NA              23
-----------------------------------------------------------------------------------------------------------------------
   Total                                                                                   173
-----------------------------------------------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.                      Case No.            01-11628 (PJW) Jointly Administered
       -------------------------                                          -----------------------------------

                                                      Reporting periods:  December 17, 2001 - July 31, 2002
                                                                          -----------------------------------

                                 MOR-1 (b)  -- SUMMARY OF BANK AND INVESTMENT ACCOUNTS
                                               DOLLARS IN THOUSANDS

-----------------------------------------------------------------------------------------------------------------------
                                                                                       BOOK BALANCE
                                                                                         AT END OF            DATE
                                                                           ACCOUNT       REPORTING         RECONCILED
                LEGAL ENTITY                      FINANCIAL INSTITUTION    NUMBER         PERIOD            THROUGH
-----------------------------------------------------------------------------------------------------------------------
NationsRent, Inc.  - Case No. 01-11628            Bank of America, N.A.     1691             --             31-Jul-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "                  "                  Citibank, N.A.            2494             99             31-Jul-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "                  "                  Citibank, N.A.            4167             10             31-Jul-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "                  "                  Citibank, N.A.            4918             26             31-Jul-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "                  "                  Citibank, N.A.            5115             (a)
-----------------------------------------------------------------------------------------------------------------------
     "      "                  "                  Bank of America, N.A.     6978             --             31-Jul-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "                  "                  Bank of America, N.A.     2537            981             31-Jul-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "                  "                  Bank of America, N.A.     8866             --             31-Jul-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "                  "                  Fleet Bank                9562             --             31-Jul-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "                  "                  Fleet Bank                9570             --             31-Jul-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "                  "                  Fleet Bank                0752            155             31-Jul-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "                  "                  Fleet Bank                0760            963             31-Jul-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "                  "                  Fleet Bank                7989           (176)            31-Jul-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "                  "                  Fleet Bank                0069              2             31-Jul-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "                  "                  Fleet Bank                7824             --             31-Jul-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "                  "                  Fleet Bank                7808             --             31-Jul-2002
-----------------------------------------------------------------------------------------------------------------------
     "      "                  "                  Petty cash                 NA              --             31-Jul-2002
-----------------------------------------------------------------------------------------------------------------------
   Total                                                                                  2,060
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Logan Equipment Corp.  - Case No. 01-11634        Bank of America, N.A.     1548            (18)            31-Jul-2002
-----------------------------------------------------------------------------------------------------------------------
    "       "     "              "                Fleet Bank                7816             --             31-Jul-2002
-----------------------------------------------------------------------------------------------------------------------
    "       "     "              "                Fleet Bank                7997            (35)            31-Jul-2002
-----------------------------------------------------------------------------------------------------------------------
    "       "     "              "                First MA Bank             4927             11             31-Mar-2002
-----------------------------------------------------------------------------------------------------------------------
   Total                                                                                    (42)

-----------------------------------------------------------------------------------------------------------------------
NationsRent of Indiana, LP - Case No. 01-11639    Fleet Bank                5680             --                 new
-----------------------------------------------------------------------------------------------------------------------
    "       "     "     "        "                Petty and counter cash     NA              10
-----------------------------------------------------------------------------------------------------------------------
   Total                                                                                     10
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
BDK Equipment Company, Inc. - Case No. 01-11637   Fleet Bank                5728             --                 new
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
NR Franchise Company - Case No. 01-11636          Bank of America, N.A.     9123             --             31-Jul-2002
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Grand Total Cash                                                                          5,173
-----------------------------------------------------------------------------------------------------------------------

    (a) This account is an investment account that contains the shares of NationsRent, Inc. common stock that were repurchased prior to January 2001 and have been recorded, at cost, as treasury stock in the Consolidated Balance Sheet set forth in MOR-3.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.          Case No.  01-11628 (PJW) Jointly Administered

                                          Reporting periods: December 17, 2001 - July 31, 2002

              MOR-1 (b) -- SUMMARY OF BANK AND INVESTMENT ACCOUNTS
                              DOLLARS IN THOUSANDS

The following tables sets forth the bank accounts that were opened and closed during the reporting period:

                                           ACCOUNTS OPENED
------------------------------------------------------------------------------------------------------------
                                                                                    ACCOUNT        DATE OF
LEGAL ENTITY                                             BANK                       NUMBER         CHANGE
------------------------------------------------------------------------------------------------------------
Logan Equipment Corp. - Case No. 01-11634              Fleet Bank                   7997        16-Jan-2002
------------------------------------------------------------------------------------------------------------
NationsRent, Inc.  - Case No. 01-11628                 Fleet Bank                   7989        16-Jan-2002
------------------------------------------------------------------------------------------------------------
NationsRent of Texas, LP - Case No. 01-11638           Bank of America, N.A.        9399        14-Feb-2002
------------------------------------------------------------------------------------------------------------
NationsRent of Indiana, LP - Case No. 01-11639         Bank of America, N.A.        9409        14-Feb-2002
------------------------------------------------------------------------------------------------------------
NationsRent, Inc.  - Case No. 01-11628                 Fleet Bank                   0069        26-Apr-2002
------------------------------------------------------------------------------------------------------------
NationsRent, Inc.  - Case No. 01-11628                 Fleet Bank                   7824        6-May-2002
------------------------------------------------------------------------------------------------------------
NationsRent, Inc.  - Case No. 01-11628                 Fleet Bank                   7808        6-May-2002
------------------------------------------------------------------------------------------------------------
Logan Equipment Corp. - Case No. 01-11634              Fleet Bank                   7816        6-May-2002
------------------------------------------------------------------------------------------------------------
NationsRent of Texas, LP - Case No. 01-11638           Fleet Bank                   5699        3-Jul-2002
------------------------------------------------------------------------------------------------------------
NationsRent of Indiana, LP - Case No. 01-11639         Fleet Bank                   5680        3-Jul-2002
------------------------------------------------------------------------------------------------------------
NationsRent West, Inc. - Case No. 01-11633             Fleet Bank                   5701        3-Jul-2002
------------------------------------------------------------------------------------------------------------
BDK Equipment Company, Inc. - Case No. 01-11637        Fleet Bank                   5728        3-Jul-2002
------------------------------------------------------------------------------------------------------------
NationsRent USA, Inc. - Case No. 01-11629              Fleet Bank                   5672        3-Jul-2002
------------------------------------------------------------------------------------------------------------
                                             ACCOUNTS CLOSED
--------------------------------------------------------------------------------------------------------------------------
                                                                                                  ACCOUNT       DATE OF
              LEGAL ENTITY                                                BANK                    NUMBER         CHANGE
--------------------------------------------------------------------------------------------------------------------------
NationsRent, Inc. - Case No. 01-11628                                Bank of America, N.A.         4212        17-Dec-2001
--------------------------------------------------------------------------------------------------------------------------
NationsRent, Inc. - Case No. 01-11628                                Bank of America, N.A.         5486        17-Dec-2001
--------------------------------------------------------------------------------------------------------------------------
NationsRent, Inc. - Case No. 01-11628                                Bank of America, N.A.         0099        17-Dec-2001
--------------------------------------------------------------------------------------------------------------------------
NationsRent, Inc. - Case No. 01-11628                                Bank of America, N.A.         0109        17-Dec-2001
--------------------------------------------------------------------------------------------------------------------------
NationsRent, Inc. - Case No. 01-11628                                Bank of America, N.A.         1551        17-Dec-2001
--------------------------------------------------------------------------------------------------------------------------
NationsRent, Inc. - Case No. 01-11628                                Bank of America, N.A.         9166        17-Dec-2001
--------------------------------------------------------------------------------------------------------------------------
NationsRent of Texas, LP - Case No. 01-11638                         Bank of America, N.A.         9547        17-Dec-2001
--------------------------------------------------------------------------------------------------------------------------
NationsRent USA, Inc. - Case No. 01-11629                            Fleet Bank                    8442        17-Dec-2001
--------------------------------------------------------------------------------------------------------------------------
NationsRent West, Inc. - Case No. 01-11633                           Bank of America, N.A.         9505        17-Dec-2001
--------------------------------------------------------------------------------------------------------------------------
NationsRent USA, Inc. - Case No. 01-11629                            First MA Bank                 9135        7-Mar-2002
--------------------------------------------------------------------------------------------------------------------------
NationsRent of Indiana, LP - Case No. 01-11639                       National City Bank, IN        7959        21-May-2002
--------------------------------------------------------------------------------------------------------------------------
NationsRent, Inc.  - Case No. 01-11628                               Bank of America, N.A.         5473        22-May-2002
--------------------------------------------------------------------------------------------------------------------------
NationsRent, Inc.  - Case No. 01-11628                               Bank of America, N.A.         9518        22-May-2002
--------------------------------------------------------------------------------------------------------------------------
NationsRent, Inc.  - Case No. 01-11628                               Provident Bank                0760        5-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
NationsRent, Inc.  - Case No. 01-11628                               Bank of America, N.A.         6925        6-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
NationsRent of Texas, LP - Case No. 01-11638                         Bank of America, N.A.         9399        11-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
NationsRent USA, Inc. - Case No. 01-11629                            Bank of America, N.A.         1811        11-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
NRGP, Inc. - Case No. 01-11632                                       Bank of America, N.A.         1785        11-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
Logan Equipment Corp. - Case No. 01-11634                            Bank of America, N.A.         1879        11-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
NationsRent of Indiana, LP - Case No. 01-11639                       Bank of America, N.A.         9409        11-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
NationsRent Transportation Services, Inc. - Case No. 01-11630        Bank of America, N.A.         1808        11-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
NR Delaware, Inc. - Case No. 01-11631                                Bank of America, N.A.         1798        11-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
NationsRent USA, Inc. - Case No. 01-11629                            Bank of Utah                  0226        27-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
NationsRent USA, Inc. - Case No. 01-11629                            Bank One, KY                  3778        8-Jul-2002
--------------------------------------------------------------------------------------------------------------------------
NationsRent, Inc.  - Case No. 01-11628                               Wachovia                      0433        15-Jul-2002
--------------------------------------------------------------------------------------------------------------------------
NationsRent of Indiana, LP - Case No. 01-11639                       Bank One, IN                  5365        17-Jul-2002
--------------------------------------------------------------------------------------------------------------------------
NationsRent USA, Inc. - Case No. 01-11629                            Bank of Utah                  5545        29-Jul-2002

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  NationsRent, Inc., et al.  Case No. 01-11628 (PJW) Jointly Administered

                                   Reporting periods: December 17, 2001 -
                                                      July 31, 2002

              MOR-1 (b) -- SUMMARY OF BANK AND INVESTMENT ACCOUNTS
                              DOLLARS IN THOUSANDS

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report is true and correct to the best of my knowledge and belief.

/s/  Ezra Shashoua                                    August 20, 2002
---------------------------------                     -------------------------
Signature of Debtor                                   Date

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.   Case No. 01-11628 (PJW) Jointly Administered

                                   Reporting periods: December 17, 2001 -
                                                      July 31, 2002

           MOR - 2 -- UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
                              DOLLARS IN THOUSANDS


                                                                                                                    Cumulative
                                                                                                  Month           Filing to Date
                                                                                                 --------         --------------
Revenue:
  Equipment rental                                                                               $ 38,184            $ 254,189
  Sales of equipment, merchandise, parts and supplies                                               2,833               19,290
                                                                                                 --------            ---------
    Total revenue                                                                                  41,017              273,479
                                                                                                 --------            ---------
Cost of revenue:
  Cost of equipment rentals, excluding depreciation                                                19,614              135,282
  Rental equipment depreciation and lease expense                                                  12,305               85,875
  Cost of equipment, merchandise, parts and supplies                                                2,299               15,043
                                                                                                 --------            ---------
    Total cost of revenue                                                                          34,218              236,200
                                                                                                 --------            ---------
Gross profit                                                                                        6,799               37,279
                                                                                                 --------            ---------
Operating expenses:
  Selling, general and administrative expenses                                                      7,823               57,445
  Non-rental equipment depreciation and amortization                                                1,111                9,456
                                                                                                 --------            ---------
Operating income                                                                                   (2,135)             (29,622)
                                                                                                 --------            ---------
Other (income)/expense:
  Interest income (2)                                                                                  (2)                (243)
  Interest expense                                                                                  4,331               31,882
  Other, net (3)                                                                                      (32)                (182)
                                                                                                 --------            ---------
                                                                                                    4,297               31,457
                                                                                                 --------            ---------
Income/(loss) before reorganization items and
  provision (benefit) for income taxes                                                             (6,432)             (61,079)
Reorganization items, gross (1)                                                                     2,053               14,528
Income/(loss) before provision for income taxes                                                    (8,485)             (75,607)
  Provision for income taxes (benefit)                                                                 --                   --
                                                                                                 --------            ---------
Net income (loss)                                                                                $ (8,485)           $ (75,607)
                                                                                                 ========            =========


                                                                                                                    Cumulative
                                                                                                  Month           Filing to Date
                                                                                                 --------         --------------
REORGANIZATION ITEMS:


(1)  Reorganization Items included in selling, general and administrative expenses
     Professional Fees                                                                           $  1,500            $  11,378
     U.S. Trustee Quarterly Fees                                                                       58                  140
     Other Reorganization Expenses                                                                    495                3,010
                                                                                                 --------            ---------
     Total                                                                                       $  2,053            $  14,528
(2)  Reorganization Item included in Interest Income:
     Interest Earned on Accumulated Cash from Chapter 11                                               --                 (243)
(3)  Reorganization Item included in Other, net:
     Gain (loss) on Sale of Assets                                                                     --                   --
                                                                                                 --------            ---------
Total Reorganization Expense, net                                                                $  2,053            $  14,285
                                                                                                 ========            =========


Note: The above statements of operations represent the consolidated results of the debtors (case numbers 01-11628 through 01-11639). Consolidating statements of operations, by debtor, for the current month and cumulative filing to date are attached in Exhibit A.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.   Case No. 01-11628 (PJW) Jointly Administered

                                   Reporting periods: December 17, 2001 -
                                                      July 31, 2002

                 MOR -3 -- UNAUDITED CONSOLIDATED BALANCE SHEET
                              DOLLARS IN THOUSANDS



                                                                           Book Value At
                                                                           End Of Current
                                                                          Reporting Period
                                                                          ----------------
ASSETS
Cash                                                                      $     5,173
Accounts receivable, net                                                       83,708
Inventories                                                                    23,166
Prepaid expenses and other assets                                              13,205
Deferred financing costs                                                       15,625
Rental equipment, net                                                         406,875
Property and equipment, net                                                    85,468
                                                                          -----------
  Total Assets                                                            $   633,220
                                                                          ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities Not Subject To Compromise (Post-Petition):
  Accounts payable                                                        $    19,541
  Debt                                                                             --
  Accrued compensation                                                          5,482
  Accrued expenses and other liabilities                                       19,102
  Income taxes payable                                                             74
                                                                          -----------
    Total Post-Petition Liabilities                                            44,199
                                                                          -----------
Liabilities Subject To Compromise (Pre-Petition):
  Secured debt                                                                820,273
  Priority debt                                                                 4,134
  Unsecured debt                                                              334,481
                                                                          -----------
    Total Pre-Petition Liabilities                                          1,158,888
                                                                          -----------
    Total Liabilities                                                       1,203,087
                                                                          -----------
Stockholders' Equity
  Preferred stock                                                                   2
  Common stock                                                                    584
  Additional paid-in-capital                                                  471,172
  Retained earnings (deficit)                                              (1,038,745)
  Treasury stock                                                               (2,880)
                                                                          -----------
    Total Stockholders' Equity                                               (569,867)
                                                                          -----------
    Total Liabilities and Stockholders' Equity                            $   633,220
                                                                          ===========

Note: The above balance sheet represents the consolidated balances of the debtors (Case numbers 01-11628 through 01-11639)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.   Case No. 01-11628 (PJW) Jointly Administered



                                   Reporting periods: December 17, 2001 -
                                                      July 31, 2002

           MOR - 4 -- SUMMARY OF UNPAID POSTPETITION ACCOUNTS PAYABLE
                              DOLLARS IN THOUSANDS

                                                                                AMOUNT AT
                                                                                 END OF
                                                                                 CURRENT
                                                                                REPORTING
                                                                                 PERIOD
------------------------------------------------------------------------------------------
Vouchered accounts payable:
------------------------------------------------------------------------------------------
 NationsRent, Inc. - Case No. 01-11628                                           $ 7,663
------------------------------------------------------------------------------------------
 NationsRent USA, Inc. - Case No. 01-11629                                           619
------------------------------------------------------------------------------------------
 NationsRent Transportation Services, Inc. - Case No. 01-11630                        --
------------------------------------------------------------------------------------------
 NR Delaware, Inc. - Case No. 01-11631                                                --
------------------------------------------------------------------------------------------
 NRGP, Inc. - Case No. 01-11632                                                       --
------------------------------------------------------------------------------------------
 NationsRent West, Inc. - Case No. 01-11633                                          141
------------------------------------------------------------------------------------------
 Logan Equipment Corp. - Case No. 01-11634                                            --
------------------------------------------------------------------------------------------
 NR Dealer, Inc. - Case No. 01-11635                                                  --
------------------------------------------------------------------------------------------
 NR Franchise Company - Case No. 01-11636                                             --
------------------------------------------------------------------------------------------
 BDK Equipment Company, Inc. - Case No. 01-11637                                       7
------------------------------------------------------------------------------------------
 NationsRent of Texas, LP - Case No. 01-11638                                        249
------------------------------------------------------------------------------------------
 NationsRent of Indiana, LP - Case No. 01-11639                                       60
------------------------------------------------------------------------------------------
  Vouchered accounts payable subtotal                                            $ 8,739
------------------------------------------------------------------------------------------
Accrued accounts payable                                                           2,178
------------------------------------------------------------------------------------------
Accrued professional fees                                                          4,155
------------------------------------------------------------------------------------------
Sales and use taxes payable                                                        2,230
------------------------------------------------------------------------------------------
Customer deposits and refunds                                                      2,213
------------------------------------------------------------------------------------------
Other                                                                                 26
------------------------------------------------------------------------------------------
Total Accounts Payable                                                           $19,541
------------------------------------------------------------------------------------------

Note: The above schedule represents the consolidated accounts payable of the debtors (Case numbers 01-11628 through 01-11639).

Explain how and when the Debtor intends to pay any past-due postpetition debts:

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.                  Case No.                      01-11628 (PJW) Jointly Administered
       ------------------------------                                           ---------------------------------------------------

                                                  Reporting periods:            December 17, 2001 - July 31, 2002
                                                                                ---------------------------------------------------

            MOR - 5 -- ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                              DOLLARS IN THOUSANDS

Accounts Receivable Reconciliation                                                                       Amount
------------------------------------------------------------------------------------------------------------------
Total Billed Trade Accounts Receivable at the beginning of the reporting period                         $ 88,719
------------------------------------------------------------------------------------------------------------------
  Amounts billed during the period, net                                                                   33,330
------------------------------------------------------------------------------------------------------------------
  Amounts collected during the period                                                                    (35,164)
------------------------------------------------------------------------------------------------------------------
Total Billed Trade Accounts Receivable at the end of the reporting period                               $ 86,885
------------------------------------------------------------------------------------------------------------------
  Unbilled trade receivables                                                                               8,610
------------------------------------------------------------------------------------------------------------------
  Warranty receivables                                                                                       405
------------------------------------------------------------------------------------------------------------------
  NSF checks                                                                                                 157
------------------------------------------------------------------------------------------------------------------
  Unapplied cash and other                                                                                 3,151
------------------------------------------------------------------------------------------------------------------
  Amount considered uncollectible (bad debt)                                                             (15,500)
------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable, net at the end of the reporting period                                       $ 83,708
------------------------------------------------------------------------------------------------------------------

Billed Trade Accounts Receivable Aging                                                                    Amount
------------------------------------------------------------------------------------------------------------------
0-30 days old                                                                                           $ 32,372
------------------------------------------------------------------------------------------------------------------
31-60 days old                                                                                            17,332
------------------------------------------------------------------------------------------------------------------
61-90 days old                                                                                             8,725
------------------------------------------------------------------------------------------------------------------
91+ days old                                                                                              28,456
------------------------------------------------------------------------------------------------------------------
Total Billed Trade Accounts Receivable at the end of the reporting period                               $ 86,885
------------------------------------------------------------------------------------------------------------------

Note: The above schedule represents the consolidated accounts receivable of the debtors (Case numbers 01-11628 through 01-11639).

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.                  Case No.                      01-11628 (PJW) Jointly Administered
       ------------------------------                                           ---------------------------------------------------

                                                  Reporting periods:            December 17, 2001 - July 31, 2002
                                                                                ---------------------------------------------------


                        MOR - 5 -- DEBTORS QUESTIONNAIRE

                                                                                                NationsRent
                                                                             NationsRent USA,  Transportation
                                                           NationsRent, Inc.       Inc.        Services, Inc.   NR Delaware, Inc.
                                                              01-11628           01-11629         01-11630          01-11631
                                                           ----------------- ----------------  --------------   -----------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting period?          NO               NO                NO                 NO
   If yes, provide an explanation below.

2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting            NO               NO                NO                 NO
   period?  If yes, provide an explanation below.

3. Have all postpetition tax returns been timely filed?
   If no, provide an explanation below.                          YES              YES               YES                YES

4. Are workers compensation, general liability and
   other necessary insurance coverages in effect?  If            YES              YES               YES                YES
   no, provide an explanation below.




                                                                             NationsRent West,  Logan Equipment
                                                               NRGP, Inc.          Inc.               Corp.         NR Dealer, Inc.
                                                               01-11632          01-11633           01-11634           01-11635
                                                           ----------------- -----------------  -----------------  ---------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting period?           NO                 NO                  NO               NO
   If yes, provide an explanation below.

2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting             NO                 NO                  NO                NO
   period?  If yes, provide an explanation below.

3. Have all postpetition tax returns been timely filed?
   If no, provide an explanation below.                           YES                YES                 YES               YES

4. Are workers compensation, general liability and
   other necessary insurance coverages in effect?  If             YES                YES                 YES               YES
   no, provide an explanation below.

                                                             NR Franchise     BDK Equipment    NationsRent of    NationsRent of
                                                               Company         Company, Inc.      Texas, LP        Indiana, LP
                                                               01-11636          01-11637         01-11638          01-11639
                                                            -------------     --------------   --------------    ---------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting period?          NO                 NO                NO                 NO
   If yes, provide an explanation below.

2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting            NO                 NO                NO                 NO
   period?  If yes, provide an explanation below.

3. Have all postpetition tax returns been timely filed?
   If no, provide an explanation below.                          YES                YES               YES                YES

4. Are workers compensation, general liability and
   other necessary insurance coverages in effect?  If            YES                YES               YES                YES
   no, provide an explanation below.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.                  Case No.                      01-11628 (PJW) Jointly Administered
       ------------------------------                                           ---------------------------------------------------

                                                  Reporting periods:            December 17, 2001 - July 31, 2002
                                                                                ---------------------------------------------------

                                     NOTES

(a) The following is a breakdown of the number of stores operating in each debtor as of the end of the reporting period:

                                                                                  Number of Stores
                                                              ------------------------------------------------------------
                Debtor                      Case No.          At 6/30/02         Opened            Closed       At 7/31/02
    ----------------------------------      --------          ----------         ------            ------       ----------
    NationsRent USA, Inc.                   01-11629              137                3                --            140
    NationsRent of Texas, LP                01-11638               59                1                --             60
    NationsRent West, Inc.                  01-11633               23               --                --             23
    NationsRent of Indiana, LP              01-11639               14                1                --             15
    BDK Equipment Company, Inc.             01-11637                1               --                --              1
                                                              ----------         ------            ------       ----------
                                                                  234                5                --             239
                                                              ----------         ------            ------       ----------

    There are no stores operating in NationsRent, Inc. (01-11628), NRGP, Inc. (01-11632), Logan Equipment Corp. (01-11634), NR Delaware, Inc. (01-11631),
    NationsRent Transportation Services, Inc. (01-11630), NR Franchise Company (01-11636), and NR Dealer, Inc. (01-11635).

(b) The following sets forth each of the debtors, their operating purpose and current status:


                   Debtor                       Case No.                      Purpose                             Status
    -----------------------------------------   --------    --------------------------------------------------    ----------
    NationsRent, Inc.                           01-11628    Holding company                                       Active
    NationsRent USA, Inc.                       01-11629    Provides construction equipment rental to third       Active
                                                            parties.
    NationsRent Transportation Services, Inc.   01-11630    Provides common carrier services to each of           Active
                                                            the debtors store operations.
    NR Delaware, Inc.                           01-11631    Holding company                                       Active
    NRGP, Inc.                                  01-11632    Holding company                                       Active
    NationsRent West, Inc.                      01-11633    Provides construction equipment rental to third       Active
                                                            parties.
    Logan Equipment Corp.                       01-11634    Provides union employees to each of the               Active
                                                            debtors union store locations and is a party to
                                                            union contracts.
    NR Dealer, Inc.                             01-11635    Formed to facilitate the sale of certain              Inactive
                                                            dealerships acquired by NationsRent West, Inc.
    NR Franchise Company                        01-11636    Formed to facilitate the sale of NationsRent          Inactive
                                                            franchises.
    BDK Equipment Company, Inc.                 01-11637    Provides construction equipment rental to third       Active
                                                            parties.
    NationsRent of Texas, LP                    01-11638    Provides construction equipment rental to third       Active
                                                            parties.
    NationsRent of Indiana, LP                  01-11639    Provides construction equipment rental to third       Active
                                                            parties.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.                  Case No.                      01-11628 (PJW) Jointly Administered
       ------------------------------                                           ---------------------------------------------------

                                                  Reporting periods:            December 17, 2001 - July 31, 2002
                                                                                ---------------------------------------------------

                                     NOTES

(c) Inventories, which consist of new equipment for resale, tools, parts and merchandise supply items that are owned by the debtors, are stated at the lower of cost or market. The last physical inventory occurred during the first week of January 2002.

(d) No provision has been made for income tax benefit during the reporting period. Future provisions for income taxes will be determined by the debtors' analysis of the impact of the Chapter 11 filings and other recent events on its deferred tax assets and liabilities.

(e) Interest expense has been recognized by the debtors only to the extent to which payment is expected.

(f) The financial statements are prepared assuming that the debtors will continue as a going concern which contemplates the realization of the carrying amounts of assets and the satisfaction of liabilities in the normal course of business. The historical balance of intangible assets related to acquired businesses, net was charged to expense in the pre-petition period.

(g) The current year financial statements and other financial information included in this report have not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments.